TYPE:  8-K
SEQUENCE:  1
DESCRIPTION:  COVENTRY HEALTH CARE FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 19, 1999

                          COVENTRY HEALTH CARE, INC.
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                                       0-29676                      52-2073000
----------------------------------------------    ------------------------         ------------------
(State or other jurisdiction of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                   Identification No.)

      6705 Rockledge Drive, Suite 900
             Bethesda, Maryland                           20817
  ----------------------------------------          -------------------
  (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (301) 581-0600

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events - Amendment Waiving Rights to Indemnity Business
--------------------------------------------------------------------------------

      On May 19, 1999, Coventry Health Care, Inc. ("Coventry") entered into an agreement with Principal Life Insurance Company ("Principal Life") under which Coventry waived its rights to reinsure and renew Principal Life's health insurance indemnity business located in Coventry's service area in exchange for $20 million in cash. A copy of the press release that was issued announcing the transaction is attached as Addendum A to this Report.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COVENTRY HEALTH CARE, INC.


Date: June 2, 1999                      By:  /s/ Dale B. Wolf
                                           -----------------------------
                                             Dale B. Wolf
                                             Executive Vice President and
                                             Chief Financial Officer

                                                                      Addendum A
[COVENTRY HEALTH CARE LOGO]                                         News Release

6705 Rockledge Drive, Suite 900
Bethesda, MD 20817-1850
(301) 581-0600

FOR IMMEDIATE RELEASE                         Contact: Dale B. Wolf
                                              Chief Financial Officer
                                              (301) 581-0600, #2209

                                              Investor Relations
                                              (301) 581-0600, #2778

                             COVENTRY HEALTH CARE
                     AMENDS AGREEMENT WITH PRINCIPAL LIFE

Bethesda, Maryland (May 19, 1999) Coventry Health Care, Inc. (Nasdaq/NM:CVTY) today announced that it has amended its agreement with Principal Life Insurance Company (Principal Life) and thereby waived its rights to reinsure and renew Principal Life's health insurance indemnity business located in Coventry's service area. Coventry will receive $20 million in cash in exchange for waiving these rights. This transaction is expected to close on or about June 1, 1999. The amendment has no impact on the Company's existing management services agreement with Principal Life.

        On April 1, 1998, Coventry Health Care entered into an agreement, as part of the Company's merger with Principal Health Care, to manage that portion of Principal Life's health insurance indemnity business located in Coventry's markets through December 31, 1999. After that time Coventry would reinsure and renew the business on the books of its subsidiary, Coventry Health and Life Insurance Company.

        "We decided that fully integrating this book of indemnity business did not fit with Coventry's long-term strategic plan," said Dale B. Wolf, chief financial officer of Coventry. "Reinsuring Principal Life's indemnity business would have required us to diffuse our focus and divert available capital from our core managed care business."

        Coventry Health Care is a managed health care company operating health plans under the names Principal Health Care, HealthAmerica, HealthAssurance, HealthCare USA, Group Health Plan and Southern Health. The Company provides a full range of managed care products and services including HMO, PPO, POS, Medicare Risk and Medicaid to 1.4 million members in a broad cross section of employer and government-funded groups in 15 markets throughout the Midwest, Mid-Atlantic and Southeast United States. More information on Coventry is available on the Internet at http://www.cvty.com.

        This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and may be significantly impacted by certain risks and uncertainties described herein and in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission.

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